UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2022

CLARUS THERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39802	85-1231852
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 Skokie Boulevard, Suite 340 Northbrook, Illinois	60062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 871-0377

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CRXT	*
Warrants to purchase one share of common stock at an exercise price of $11.50	CRXTW	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

* The registrant’s common stock and warrants began trading exclusively on the OTC Pink Marketplace on August 31, 2022 under the symbols “CRXT” and “CRXTW”, respectively.

Item 1.03. Bankruptcy or Receivership

On September 5, 2022, Clarus Therapeutics Holdings, Inc., or Clarus, together with its wholly-owned subsidiary Clarus Therapeutics, Inc., filed voluntary petitions for bankruptcy protection under Chapter 11 of Title 11 of the United States Bankruptcy Code. The filing was made in the United States Bankruptcy Court for the District of Delaware, or the Court (Case No. 22-10845).

Clarus expects to continue its operations in the ordinary course of business without interruption during the pendency of the Chapter 11 case and pursue a structured sale of its assets pursuant to a competitive bidding and auction process. In order to maintain and continue uninterrupted ordinary course operations during the Chapter 11 case, Clarus has filed a variety of “first day” motions seeking approval from the Court for various forms of customary relief.

Clarus issued a press release announcing the filing on September 5, 2022. The press release is attached hereto as Exhibit 99.1.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 31 2022, Clarus’ wholly-owned subsidiary entered into a Retention Compensation, PTO Payout and Amendment to Employment Agreement, or the Retention Agreements, with each of Robert Dudley, Clarus’ Chief Executive Officer, Steven Bourne, Clarus’ Chief Administrative Officer and Chief Financial Officer and Frank A. Jaeger, Clarus’ Chief Commercial Officer.

The Retention Agreements provide for (i) a lump sum retention payment equal to approximately $383,161, $145,965, and $167,777, to Dr. Dudley, Mr. Bourne and Mr. Jaeger, respectively, or a Retention Payment, and (ii) that each will receive a lump sum payment for such officer’s respective accrued paid time off balance as of August 31, 2022; provided that, each officer (A) agrees to remain employed until the earlier of (a) 30 days following the closing of a sale of Clarus’ assets; and (b) November 30, 2022, or the Retention Date; unless earlier terminated; and (B) agree to a release of claims.

Under the Retention Agreements, an officer will be required to repay the Retention Payment if he terminates his employment for any reason prior to the Retention Date, or is terminated for Cause (as defined in the officers’ existing employment agreements).

Additionally, the Retention Agreements amend each officer’s existing employment agreement to provide that Clarus will waive any of the officer’s post-employment noncompetition obligations and that such officer will no longer be entitled to receive severance or benefits upon either (i) the officer’s resignation for Good Reason (as defined in the officers’ existing employment agreements) or (ii) Clarus’ termination of the officer’s employment without Cause.

Item 8.01. Other Events

During the pendency of its Chapter 11 case, in lieu of filing quarterly reports on Form 10-Q and annual reports on Form 10-K under Section 13(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, Clarus intends to follow the procedures outlined in Exchange Act Release No. 9660 (June 30, 1972), the Securities and Exchange Commission’s, or the SEC, Staff Legal Bulletin No. 2 (April 15, 1997) and the SEC’s related no-action correspondence. Accordingly, Clarus will file with the SEC, under cover of current reports on Form 8-K, copies of the monthly financial reports required to be filed with the Court pursuant to Bankruptcy Rule 2015, as well as other material information concerning developments in its bankruptcy proceedings. Clarus will continue to comply with all other requirements of the Exchange Act, including Regulation 14A regarding the solicitation of proxies.

Cautionary Statements Regarding Trading in Clarus’ Securities

Clarus’ securityholders are cautioned that trading in Clarus’ securities during the pendency of the Chapter 11 case will be highly speculative and will pose substantial risks. Trading prices for Clarus’ securities may bear little or no relationship to the actual recovery, if any, by holders thereof in Clarus’ Chapter 11 case. Accordingly, Clarus urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” for purposes of the federal securities laws. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Clarus’ forward-looking statements in this current report on Form 8-K include, but are not limited to, statements about Clarus’ plans to sell all of its assets pursuant to Chapter 11 of the U.S. Bankruptcy Code; Clarus’ intention to continue operations during the Chapter 11 case; Clarus’ belief that the sale process will be in the best interest of Clarus and its stakeholders; and other statements regarding Clarus’ strategy and future operations, performance and prospects among others. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting Clarus will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Clarus’ control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks associated with the potential adverse impact of the Chapter 11 filings on Clarus’ liquidity and results of operations; changes in Clarus’ ability to meet its financial obligations during the Chapter 11 process and to maintain contracts that are critical to its operations; the outcome and timing of the Chapter 11 process and the proposed auction and asset sale; the effect of the Chapter 11 filings and proposed asset sale on Clarus’ relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 process or the proposed asset sale; uncertainty regarding obtaining bankruptcy court approval of a sale of Clarus’ assets or other conditions to the proposed asset sale; and the timing or amount of any distributions, if any, to Clarus’ stakeholders, as well as risks associated with pharmaceutical development and being a pharmaceutical company generally, along with those factors described under the heading “Risk Factors” in Clarus’ annual report on 10-K for the year ended December 31, 2021, filed with the Securities and Exchange Commission (the SEC) on March 31, 2022, and those that are included in any of Clarus’ future filings with the SEC. Some of these risks and uncertainties may in the future be amplified by the ongoing COVID-19 pandemic and there may be additional risks that Clarus considers immaterial, or which are unknown. It is not possible to predict or identify all such risks. Clarus’ forward-looking statements only speak as of the date they are made, and Clarus does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated September 5, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLARUS THERAPEUTICS HOLDINGS, INC

Date: September 6, 2022	By:	/s/ Robert E. Dudley
	Name:	Robert E. Dudley
	Title:	Chief Executive Officer